UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 12, 2005

(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.

(Exact name of registrant as specified in the charter)

Maryland	333-85666	36-4246655
(State or other jurisdiction	(Commission File Number)	(IRS Employer I.D. No.)
of incorporation)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Section 5 – Corporate Governance and Management

Item 5.03                                  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 27, 2005, the Board of Directors of Inland Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”), unanimously approved an increase in the Company’s authorized capital stock, from 280,000,000 shares of common stock, $0.01 par value per share (“Common Stock”) and 10,000,000 are shares of preferred stock, $0.01 par value per share (“Preferred Stock”), to 500,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, such increase to be effective upon filing with the State of Maryland.  On September 7, 2005, the Company filed with the State of Maryland its Sixth Articles of Amendment and Restatement of Charter reflecting this increase in the Company’s authorized capital stock, and on September 12, 2005 the Company received confirmation of this filing from the State of Maryland.  Under the Company’s charter and Maryland general corporate law as in effect on the date of the Board of Directors’ action, the Company’s Board of Directors has the authority, without any action by the stockholders of the Company, to amend the Company’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue.  Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of our Sixth Articles of Amendment and Restatement of Charter which is incorporated into this filing in its entirety.

This Form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our management’s current views with respect to future events and financial performance. The words “believes”, “expects”, “anticipates”, “estimates”, and similar words or expressions are generally intended to identify forward-looking statements.  Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in our filings with the Securities and Exchange Commission.

Section 9.01 -	Financial Exhibits and Exhibits

Item 9.01(c)	Exhibits.

Exhibit
Number	Description

99.1	Sixth Articles of Amendment and Restatement of Charter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RETAIL REAL ESTATE TRUST, INC.

By:	/s/	Barry L. Lazarus
Name:		Barry L. Lazarus
Title:		President and Chief Executive Officer

Date:		September 13, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Sixth Articles of Amendment and Restatement of Charter